EXHIBIT 10.81
EXHIBIT A

PACIFIC ENERGY DEVELOPMENT CORP.
SUBSCRIPTION AGREEMENT

Series A Convertible Preferred Stock at $0.75 per Share

Date: ________ __, 2012	Full Subscription Commitment1: $___________

1.   Subscription:

(a) The undersigned (individually and/or collectively, the “Participant”) hereby applies to purchase restricted Series A Convertible Preferred Stock (the “Series A Preferred” or the “Shares”) of Pacific Energy Development Corp., a Nevada corporation (the “Company”), in accordance with the terms and conditions of (1) this Subscription Agreement (the “Subscription”), which is attached as Exhibit A to the Company’s Confidential Private Placement Memorandum, ”), dated October 14, 2011, as supplemented to date (as supplemented, the “Memorandum”); (2) the Company’s Articles of Incorporation (the “Articles”), which are attached to the Memorandum as Exhibit B; and (3) the Amended and Restated Articles of Incorporation (“Amended Articles”), which are attached to the Memorandum as Exhibit C.

(b) Before this Subscription is considered, the Participant must complete, execute and deliver to the Company or its placement agents (the “Placement Agents”) the following:

(i) This Subscription;
(ii) The Certificate of Accredited Investor Status, attached hereto as Exhibit D, or, if and as applicable, the Certificate of Non U.S. Investor Status, attached hereto as Exhibit E, and

(iii) The Participant’s check in the amount of $________ in exchange for ________ Shares purchased, or wire transfer sent according to the Company’s or the Placement Agent’s instructions:

(c) This Subscription is irrevocable by the Participant.

(d) This Subscription is not transferable or assignable by the Participant.

(e) This Subscription may be rejected in whole or in part by the Company in its sole discretion prior to the Closing Date (as defined in Section 1(g) hereof), regardless of whether Participant’s funds have theretofore been deposited by the Company).  Participant’s execution and delivery of this Subscription will not constitute an agreement between the undersigned and the Company until this Agreement has been accepted and executed by the Company.  In the event this Subscription is rejected by the Company, all funds and documents tendered by the Participant shall be returned and the parties' obligations hereunder, shall terminate.

(f) The Company’s Placement Agents, and/or other advisors, placement agents, broker dealers and/or finders, will be paid commissions, fees and other consideration by the Company equal to:  (i) Eight Percent (8%) of Participant’s investment amount with respect to investments originated by the Placement Agents in this Offering; (ii) up to Two Percent (2%) of the total investment amount originated by the Placement Agents in this Offering as a non-allocated expense reimbursement; (iii) a warrant to purchase shares of Series A Preferred of the Company equal to Ten Percent (10%) of the total shares of Series A Preferred purchased by Participants introduced by Placement Agents, at an exercise price equal to $0.75 per Share; and (iv) shares of Series A Preferred of the Company equal to an aggregate of Two Percent (2%) of the total Shares purchased by investors introduced by Placement Agents.

______________
1 Subject to cutback by the Company in the event of oversubscription of the Offering as set forth in Section 1(g).

Subscription Agreement
Participant’s Initials	1	Pacific Energy Development Corp.

(g) This Offering, as defined in the Memorandum, is scheduled to close no later than September 30, 2012 at 5:00 p.m. Pacific Standard Time, or the consummation of a “going public” transaction ( see “EXTENSION OF OFFERING” in PPM Supplement) (the “Closing Date”).  The target Offering is for up to 13,333,334 Shares of Series A Preferred (subject to an additional over-allotment of 2,666,667 additional Shares of Series A Preferred).  The initial closing of this Offering will be for a minimum of 2,666,667 Shares of Series A Preferred raising at least $2,000,000.25, the Company may accept any investment amounts from investors, and the Company may have multiple closings of this Offering.

(h) Participant hereby agrees not to, and will cause its affiliates not to, enter into any “put equivalent position” as such term is defined in Rule 16a-1 under the Securities Exchange Act of 1934, as amended, or short sale position with respect to the Series A Preferred.

2.   Representations by Participant.  In consideration of the Company’s acceptance of the Subscription, Participant makes the following representations and warranties to the Company and to its principals, jointly and severally, which warranties and representations shall survive any acceptance of the Subscription by the Company:

(a) Prior to the time of purchase of any Shares, Participant received a copy of the Memorandum, the Articles, and the Amended Articles.  Participant has reviewed the Memorandum, the Articles, and the Amended Articles, and Participant has had the opportunity to ask questions and receive any additional information from persons acting on behalf of the Company to verify Participant’s understanding of the terms thereof and of the Company’s business and status thereof.  Participant acknowledges that no officer, director, broker-dealer, placement agent, finder or other person affiliated with the Company has given Participant any information or made any representations, oral or written, other than as provided in the Memorandum, the Articles, and the Amended Articles, on which Participant has relied upon in deciding to invest in the Shares, including without limitation, any information with respect to future acquisitions, mergers or operations of the Company or the economic returns which may accrue as a result of the purchase of the Shares.

(b) Participant acknowledges that Participant has not seen, received, been presented with, or been solicited by any leaflet, public promotional meeting, newspaper or magazine article or advertisement, radio or television advertisement, or any other form of advertising or general solicitation with respect to the Shares.

(c) The Shares are being purchased for Participant’s own account for long-term investment and not with a view to immediately resale the Shares.  No other person or entity will have any direct or indirect beneficial interest in, or right to, the Shares.

(d) Participant acknowledges that the Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or qualified under the California Securities Law, or any other applicable blue sky laws, in reliance, in part, on Participant’s representations, warranties and agreements made herein.

Subscription Agreement
Participant’s Initials	2	Pacific Energy Development Corp.

(e) Other than the rights specifically set forth in this Subscription and the Amended Articles, Participant represents, warrants and agrees that the Company and the officers of the Company (the “Company’s Officers”) are under no obligation to register or qualify the Shares under the Securities Act or under any state securities law, or to assist the undersigned in complying with any exemption from registration and qualification.

(f) Participant represents that Participant meets the criteria for participation because: (i) Participant has a pre-existing personal or business relationship with the Company or one or more of its partners, officers, directors or controlling persons; or (ii) by reason of Participant’s business or financial experience, or by reason of the business or financial experience of its financial advisors who are unaffiliated with, and are not compensated, directly or indirectly, by the Company or any affiliate or selling agent of the Company, Participant is capable of evaluating the risk and merits of an investment in the Shares and of protecting its own interests;

(g) Participant represents that Participant is either:  (i) an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act and Participant has executed the Certificate of Accredited Investor Status, attached hereto as Exhibit D; or (ii) a non-U.S. Person for purposes of compliance with Regulation S promulgated under the Securities Act, and has executed the Certificate of Non U.S. Investor Status, attached hereto as Exhibit E

(h) Participant understands that the Shares are illiquid, and until registered with the Securities Exchange Commission, or an exemption from registration becomes available, cannot be readily sold as there will not be a public market for them, and that Participant may not be able to sell or dispose of the Shares, or to utilize the Shares as collateral for a loan.  Participant must not purchase the Shares unless Participant has liquid assets sufficient to assure Participant that such purchase will cause it no undue financial difficulties, and that Participant can still provide for current and possible personal contingencies, and that the commitment herein for the Shares, combined with other investments of Participant, is reasonable in relation to its net worth.

(i) Participant understands that the right to transfer the Shares will be restricted unless the transfer is not in violation of the Securities Act, the California Securities Law, and any other applicable state securities laws (including investment suitability standards), that the Company will not consent to a transfer of the Shares unless the transferee represents that such transferee meets the financial suitability standards required of an initial participant, and that the Company has the right, in its absolute discretion, to refuse to consent to such transfer.

(j) Participant has been advised to consult with its own attorney or attorneys regarding all legal matters concerning an investment in the Company and the tax consequences of purchasing the Shares, and have done so, to the extent Participant considers necessary.

(k) Participant acknowledges that the tax consequences of investing in the Company will depend on particular circumstances, and neither the Company, the Company’s officers, any other investors, nor the partners, shareholders, members, directors, agents, officers, directors, employees, affiliates or consultants of any of them, will be responsible or liable for the tax consequences to Participant of an investment in the Company.  Participant will look solely to and rely upon its own advisers with respect to the tax consequences of this investment

	3	Subscription Agreement
Participant’s Initials		Pacific Energy Development Corp.

(l) All information which Participant has provided to the Company concerning Participant, its financial position and its knowledge of financial and business matters, and any information found in the Certificate of Accredited Investor Status, is truthful, accurate, correct, and complete as of the date set forth herein.

(l)           Each certificate or instrument representing securities issuable pursuant to this Agreement will be endorsed with the following legend:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE TRANSFER IS MADE IN COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES WHICH IS REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

3.             Representations and Warranties by the Company.  The Company represents and warrants that:

(a) Due Formation.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation and has the requisite corporate power to own its properties and to carry on its business as now being conducted.  The Company is duly qualified as a foreign entity to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a material adverse effect on the business, operations or financial condition of the Company.

(b) Outstanding Stock.  All issued and outstanding capital stock of the Company has been duly authorized and validly issued and are fully paid and non-assessable.

(c) Authority; Enforceability.  This Subscription, the Articles, and the Amended Articles  delivered together with this Subscription or in connection herewith have been duly authorized, executed, and delivered by the Company and are valid and binding agreements, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity; and the Company has full corporate power and authority necessary to enter into this Subscription, the Articles, and the Amended Articles, and to perform its obligations hereunder and under all other agreements entered into by the Company relating hereto.

(d) No General Solicitation.  Neither the Company, nor any of its affiliates, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Shares.

(e) Subsidiaries.  Except as disclosed in the Memorandum, the Company does not currently own or control, directly or indirectly, any interest in any other corporation, association, or other business entity, and the Company is not a participant in any joint venture, partnership or similar arrangement.

	4	Subscription Agreement
Participant’s Initials		Pacific Energy Development Corp.

(f) Governmental Consents.  No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Subscription, except for filings pursuant to Section 25102(f) of the California Corporate Securities Law of 1968, as amended, and the rules thereunder, other applicable state securities laws and Regulation D of the Securities Act.

(g) Litigation.  There is no action, suit, proceeding or investigation pending or, to the Company’s knowledge, currently threatened against the Company or any of its subsidiaries that questions the validity of this Subscription or the right of the Company to enter into it, or to consummate the transactions contemplated hereby or thereby, or that might result, either individually or in the aggregate, in any material adverse changes in the assets, condition or affairs of the Company, financially or otherwise, or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for the foregoing.  Neither the Company nor any of its subsidiaries is a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality.  There is no action, suit, proceeding or investigation by the Company or any of its subsidiaries currently pending or which the Company or any of its subsidiaries intends to initiate.  The foregoing includes, without limitation, actions, suits, proceedings or investigations pending or threatened in writing (or any basis therefor known to the Company) involving the prior employment of any of the Company’s employees, their use in connection with the Company’s business, or any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers.

(h) Compliance with Other Instruments.

(i) The Company is not in violation or default of any provisions of its Restated Articles or Bylaws or of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound or, to its knowledge, of any provision of federal or state statute, rule or regulation applicable to the Company.  The execution, delivery and performance of this Subscription and the consummation of the transactions contemplated hereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company.

(ii) To its knowledge, the Company has avoided every condition, and has not performed any act, the occurrence of which would result in the Company’s loss of any right granted under any license, distribution agreement or other agreement.

(i) Tax Returns and Payments.  The Company has filed all tax returns and reports as required by law.  These returns and reports are true and correct in all material respects.  The Company has paid all taxes and other assessments due.

(j) Permits.  The Company and each of its subsidiaries has all franchises, permits, licenses and any similar authority necessary for the conduct of its business, the lack of which could materially and adversely affect the business, properties, prospects, or financial condition of the Company.  The Company is not in default in any material respect under any of such franchises, permits, licenses or other similar authority.

	5	Subscription Agreement
Participant’s Initials		Pacific Energy Development Corp.

4.   Agreement to Indemnify Company.  Participant hereby agrees to indemnify and hold harmless the Company, its principals, the Company’s officers, directors, attorneys, and agents, from any and all damages, costs and expenses (including actual attorneys’ fees) which they may incur: (i) by reason of Participant’s failure to fulfill any of the terms and conditions of this Subscription; (ii) by reason of Participant’s breach of any of representations, warranties or agreements contained herein (including the Certificate of Accredited Investor Status); or (iii) with respect to any and all claims made by or involving any person, other than Participant personally, claiming any interest, right, title, power, or authority in respect to the Shares, except to the extent such claims arise as a result of the gross negligence or willful misconduct of the Company, its principals, the Company’s officers, directors, attorneys, or agents.  Participant further agrees and acknowledges that these indemnifications shall survive any sale or transfer, or attempted sale or transfer, of any portion of the Shares.

5.   Subscription Binding on Heirs, etc.  This Subscription, upon acceptance by the Company, shall be binding upon the heirs, executors, administrators, successors and assigns of the Participant.  If the undersigned is more than one person, the obligations of the undersigned shall be joint and several and the representations and warranties shall be deemed to be made by and be binding on each such person and his or her heirs, executors, administrators, successors, and assigns.

6.   Execution Authorized.  If this Subscription is executed on behalf of a corporation, partnership, trust or other entity, the undersigned has been duly authorized and empowered to legally represent such entity and to execute this Subscription and all other instruments in connection with the Shares and the signature of the person is binding upon such entity.

7.   Adoption of Terms and Provisions.  The Participant hereby adopts, accepts and agrees to be bound by all the terms and provisions hereof.

8.   Governing Law.  This Subscription shall be construed in accordance with the laws of the State of California.

9.   Dispute Resolution. In the event of any dispute arising out of or relating to this Subscription, then such dispute shall be submitted to binding arbitration (as defined under the California Arbitration Act) with the San Francisco branch of the American Arbitration Association (“AAA”) to be governed by AAA’s Commercial Rules of Arbitration (the “AAA Rules”) and heard before one arbitrator.  The parties shall attempt to mutually select the arbitrator.  In the event they are unable to mutually agree, the arbitrator shall be selected by the procedures prescribed by the AAA Rules.  Notwithstanding anything in the AAA Rules to the contrary, discovery shall be limited exclusively to the mutual production of documents, and written submissions to the arbitrator shall be limited to one brief from each party and one responsive brief from each party.

	6	Subscription Agreement
Participant’s Initials		Pacific Energy Development Corp.

10.   Investor Information: (This must be consistent with the form of ownership selected below and the information provided in the Certificate of Accredited Investor Status (Exhibit A, included herewith.)

Name (please print):____________________________________________________________________________

If entity named above, By: _______________________________________________________________________
Its:  _______________________________________________________________________
Social Security or Taxpayer I.D. Number:_____________________________________________________________

Business Address (including zip code): _____________________________________________________________
Business Phone:_______________________________________________________________________________
Residence Address (including zip code):_____________________________________________________________

Email Address:________________________________________________________________________________
Residence Phone:______________________________________________________________________________

All communications to be sent to:__________________________________________________________________

_______ Business or ________ Residence Address  ________ Email ______________________________________

	7	Subscription Agreement
Participant’s Initials		Pacific Energy Development Corp.

Please indicate below the form in which you will hold title to your interest in the Shares.  PLEASE CONSIDER CAREFULLY.  ONCE YOUR SUBSCRIPTION IS ACCEPTED, A CHANGE IN THE FORM OF TITLE CONSTITUTES A TRANSFER OF THE INTEREST IN THE SHARES AND MAY THEREFORE BE RESTRICTED BY THE TERMS OF THIS SUBSCRIPTION, AND MAY RESULT IN ADDITIONAL COSTS TO YOU.  Participants should seek the advice of their attorneys in deciding in which of the forms they should take ownership of the interest in the Shares, because different forms of ownership can have varying gift tax, estate tax, income tax, and other consequences, depending on the state of the investor's domicile and his or her particular personal circumstances.

_______INDIVIDUAL OWNERSHIP (one signature required)

_______JOINT TENANTS WITH RIGHT OF SURVIVORSHIP AND NOT AS TENANTS IN COMMON (both or all parties must sign)

_______COMMUNITY PROPERTY (one signature required if interest held in one name, i.e., managing spouse; two signatures required if interest held in both names)

_______TENANTS IN COMMON (both or all parties must sign)

_______GENERAL PARTNERSHIP (fill out all documents in the name of the PARTNERSHIP, by a PARTNER authorized to sign)

_______LIMITED PARTNERSHIP (fill out all documents in the name of the LIMITED PARTNERSHIP, by a GENERAL PARTNER authorized to sign)

_______LIMITED LIABILITY COMPANY (fill out all documents in the name of the LIMITED LIABILITY COMPANY, by a member authorized to sign)

_______CORPORATION (fill out all documents in the name of the CORPORATION, by the President or other officer authorized to sign)

_______TRUST (fill out all documents in the name of the TRUST, by the Trustee, and include a copy of the instrument creating the trust and any other documents necessary to show the investment by the Trustee is authorized.  The date of the trust must appear on the Notarial where indicated.)

	8	Subscription Agreement
Participant’s Initials		Pacific Energy Development Corp.

Subject to acceptance by the Company, the undersigned has completed this Subscription Agreement to evidence his/her subscription for participation in the Shares of the Company, this _______ day of _____, 2012.

PARTICIPANT

(Signature)
By:
Its:

The Company has accepted this subscription this _____ day of ______________.

“COMPANY”

PACIFIC ENERGY DEVELOPMENT CORP.,
a Nevada corporation

By:
Frank C. Ingriselli
Chief Executive Officer
Address for notice:
Pacific Energy Development Corp.
4125 Blackhawk Plaza Circle, Suite 201A
Danville, California 94506
Attn: Corporate Counsel

	9	Subscription Agreement
Participant’s Initials		Pacific Energy Development Corp.

Exhibit D

CERTIFICATE OF ACCREDITED INVESTOR STATUS

Except as may be indicated by the undersigned below, the undersigned is an “accredited investor,” as that term is defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”).  The undersigned has initialed the box below indicating the basis on which he is representing his status as an “accredited investor”:

_______ a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”); an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, and such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are “accredited investors”;

_______ a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

_______ an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

_______ a natural person whose individual net worth, or joint net worth with the undersigned’s spouse, at the time of this purchase exceeds $1,000,000 (excluding the value of the undersigned’s primary residence);

_______ a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with the undersigned’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

_______ a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment;

_______ an entity in which all of the equity holders are “accredited investors” by virtue of their meeting one or more of the above standards; or

_______ an individual who is a director or executive officer of Pacific Energy Development Corp.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Accredited Investor Status effective as of __________, 2012.

Name of Participant

	10	Subscription Agreement
Participant’s Initials		Pacific Energy Development Corp.

Exhibit E

CERTIFICATE OF NON U.S. INVESTOR STATUS

This Certificate of Non U.S. Investor Status (“Certificate”) is being delivered pursuant to that certain Subscription Agreement to which this Certificate is attached, by and between Pacific Energy Development Corp. (the “Company”) and the undersigned. Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Subscription Agreement.

NON-U.S. PERSON CERTIFICATION

If you are NOT a U.S. Person, you must complete and sign the following certification (please see the next page for the definition of “U.S. person”):

The undersigned hereby represents and warrants to the Company that he, she or it is not acquiring the Shares for the account or benefit of any “U.S. person” (within the meaning of Regulation S under the Securities Act of 1933, as amended) and that, as of the date hereof, he, she or it is not a “U.S. person.”

Dated: _______________

Print Name

By:
Signature

Title:
(required for any stockholder that is a corporation, partnership, trust or other entity)

IF YOU ARE A U.S. PERSON AND ARE THEREFORE UNABLE TO SIGN THIS CERTIFICATION, YOU MUST COMPLETE AND SIGN THE CERTIFICATE OF ACCREDITED INVESTOR STATUS FOR U.S. PERSONS ATTACHED AS EXHIBIT D TO THE SUBSCRIPTION AGREEMENT.

	11	Subscription Agreement
Participant’s Initials		Pacific Energy Development Corp.

DEFINITION OF “U.S PERSON”

“U.S. person” means:

(1) Any natural person resident in the United States;

(2) Any partnership or corporation organized or incorporated under the laws of the United States;

(3) Any estate of which any executor or administrator is a U.S. person;

(4) Any trust of which any trustee is a U.S. person;

(5) Any agency or branch of a foreign entity located in the United States;

(6) Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

(7) Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; or

(8) Any partnership or corporation if: (i) organized or incorporated under the laws of any foreign jurisdiction; and (ii) formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by “accredited investors”2 who are not natural persons, estates or trusts.3

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2 See the attached “Certificate of Accredited Investor” for the definition of “accredited investor.”

3 For further clarification, the following are not deemed to be “U.S. persons” under Regulation S of the Act: (i) Any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States; (ii) Any estate of which any professional fiduciary acting as executor or administrator is a U.S. person if: (A) An executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate; and (B) The estate is governed by foreign law; (iii) Any trust of which any professional fiduciary acting as trustee is a U.S. person, if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person; (iv) An employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country; (v) Any agency or branch of a U.S. person located outside the United States if: (A) The agency or branch operates for valid business reasons; and (B) The agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located; and (vi) The International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans.

	12	Subscription Agreement
Participant’s Initials		Pacific Energy Development Corp.